Exhibit 32.1




                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Porta Systems Corp. (the "Company") for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William V. Carney, the Chief Executive Officer of the Company, and I, Edward B. Kornfeld, Chief Financial Officer of the Company, do hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated March 31, 2005                                 /s/ William V. Carney
                                                     -----------------------
                                                     William V. Carney
                                                     Chief Executive Officer

Dated March 31, 2005                                 /s/ Edward B. Kornfeld
                                                     -----------------------
                                                     Edward B. Kornfeld
                                                     President
                                                     Chief Operating Officer and
                                                     Chief Financial Officer

This certification accompanies each Report pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by ss.906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.